Exhibit 10.1

                               Amendment No. 1 to
                              Employment Agreement
                  between Dino A. Rossi and Balchem Corporation

      Incorporating the terms and conditions of the Employment Agreement effective January 1, 2001 made by and between Balchem Corporation (Balchem) and Dino A Rossi (referred to herein as the "Agreement"). The Agreement is hereby amended, effective as of the 9th day of December, 2005 as set forth herein. Capitalized terms in this Amendment shall have the same meaning as in the Agreement.

1.    In Section 9 (1); delete the last sentence and replace with the following:
      A lump sum equaling fifty percent (50%) of the Severance Amount shall be due and payable on the tenth (10th) day of the seventh (7th) calendar month following the month in which the termination of Employee's employment, which gives rise to Employee's entitlement to the Severance Amount hereunder, shall occur. The remaining fifty percent (50%) shall be due and payable in six (6) equal monthly installments commencing on the tenth (10th) day of such seventh (7th) month.

2. In Section 10 (a); delete the last sentence in its entirety and replace with the following: A lump sum equaling one hundred (100%) of the Involuntary Change of Control Amount shall be due and payable on the tenth
      (10th) day of the seventh (7th) calendar month following the month in which the termination of Employee's employment, which gives rise to Employee's entitlement to the Involuntary Change of Control Amount, shall occur.

3. In Section 10 (b); delete the last sentence in its entirety and replace with the following: A lump sum equaling fifty percent (50%) of the Voluntary Change of Control Amount shall be due and payable on the tenth
      (10th) day of the seventh (7th) calendar month following the month in which the termination of Employee's employment, which gives rise to Employees' entitlement to the Voluntary Change of Control Amount hereunder, shall occur. The remaining fifty percent (50%) shall be due and payable in six (6) equal monthly installments commencing on the tenth
      (10th) day of such seventh (7th) month.

4. Except as expressly amended by the terms of this Amendment, all other terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

BALCHEM CORPORATION                         DINO A. ROSSI

By: /s/ John  Y. Televantos                 /s/ Dino A. Rossi
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           (Signature)                                  (Signature)

John Y. Televantos                          Dino A. Rossi
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          (Print name)                                  (Print name)

Title:   Director                           Title:   President & CEO
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Date:    12/9/05                            Date:    12/9/05
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